Exhibit 99.2 Q1 2019 Earnings Presentation May 2, 2019 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Exhibit 99.2 Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 HII Q1 2019 Highlights Exhibit 99.2  Revenues were $2.1 billion in the quarter  Diluted EPS was $2.85 in the quarter  Total backlog at the end of the quarter was $40.6 billion; new contract awards in the quarter totaled $19.6 billion Total Backlog $50  Ingalls Shipbuilding $40.6 o Awarded $1.5 billion detail design and $40 construction contract for LPD 30  Newport News Shipbuilding $30 o Awarded $15.2 billion contract for CVN 80 $23.0 $20.7 $21.4 and CVN 81 (in billions) $20 o Achieved 91% structural completion on John F. Kennedy (CVN 79) $10  Technical Solutions $0 o Completed acquisition of Fulcrum IT Services 2016 2017 2018 Q1 2019 o Backlog grew to $1.0 billion Achieved record backlog of ~$41 billion

4 HII Q1 2019 Consolidated Results Exhibit 99.2 Revenues $2,500  HII’s revenues up 11.0% YOY due to higher $2,080 volume at Newport News and growth at Technical $2,000 $1,874 Solutions driven by recent acquisitions $1,500  HII’s operating income and margin declined YOY due to an unfavorable change in operating $1,000 (in (in millions) FAS/CAS adjustment and lower risk retirement at Ingalls $500 $0 Q1 2018 Q1 2019 Operating Income Operating Margin $250 14.0% 12.0% $191 $200 10.2% $161 10.0% 7.7% $150 8.0% $100 6.0% (in (in millions) 4.0% $50 2.0% $0 0.0% Q1 2018 Q1 2019 Q1 2018 Q1 2019

5 HII Q1 2019 Capital Deployment Exhibit 99.2 Cash Flow Generation Shareholder Distributions $150 $120 $250 Total $198 $100 $200 $47 $50 $11 $150 $0 $166 Total $100 $72 (in (in millions) ($50) (in millions) ($63) $36** ($100) ($73) ($74) $50 $32 $36 ($150) $0 Q1 2018 Q1 2019 Q1 2018 Q1 2019 Cash from Operations CAPEX Free Cash Flow* Dividends Share Repurchases (at cost)  Made capital expenditures, net of related grant proceeds, of $74 million or 3.6% of revenues in the quarter  Made cash contributions of $10 million to pension and postretirement benefit plans in the quarter  Distributed $72 million to shareholders in the quarter o Repurchased 184 thousand shares at a cost of $36 million o Paid dividends of $36 million *Non-GAAP measure. See appendix for definition and reconciliation. ** $84 million cash paid for repurchases includes $48 million not yet settled for cash in the prior year

6 Ingalls Shipbuilding Q1 2019 Results Exhibit 99.2 Revenues  $750 Ingalls revenues flat YOY due to lower volumes on the DDG program, offset by higher volumes on the $585 $584 $600 LPD, LHA and NSC programs $450  Ingalls segment operating income and margin down YOY due to lower risk retirement on the LPD $300 (in (in millions) program, partially offset by one-time bonus payments in 2018 related to tax reform $150 $0 Q1 2018 Q1 2019 Segment Operating Income* Segment Operating Margin* $75 14.0% $64 12.0% 10.9% $60 10.0% $46 7.9% $45 8.0% $30 6.0% (in (in millions) 4.0% $15 2.0% $0 0.0% Q1 2018 Q1 2019 Q1 2018 Q1 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

7 Newport News Shipbuilding Q1 2019 Results Exhibit 99.2 Revenues  Newport News revenues up 16.9% YOY due to $1,500 higher volume in aircraft carriers, Navy nuclear $1,265 support services and submarines $1,082 $1,000  Newport News segment operating income and margin up YOY due to higher volumes noted (in (in millions) $500 above and one-time bonus payments in 2018 related to tax reform $0 Q1 2018 Q1 2019 Segment Operating Income* Segment Operating Margin* $100 7.0% 6.2% $78 6.0% $80 5.0% 4.7% $60 $51 4.0% 3.0% $40 (in (in millions) 2.0% $20 1.0% $0 0.0% Q1 2018 Q1 2019 Q1 2018 Q1 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

8 Technical Solutions Q1 2019 Results Exhibit 99.2 Revenues  $300 Technical Solutions revenues up 10.3% YOY due $257 to higher mission driven innovative solutions $250 $233 revenues following the acquisitions of G2 and $200 Fulcrum, as well as higher oil and gas revenues, partially offset by lower fleet support revenues $150  (in (in millions) $100 Technical Solutions segment operating income and margin up YOY primarily due to higher equity $50 income from nuclear and environmental JVs and $0 one-time bonus payments in 2018 related to tax Q1 2018 Q1 2019 reform Segment Operating Income* Segment Operating Margin* $6 2.5% $5 $5 1.9% 2.0% $4 1.5% $3 $2 1.0% 0.9% (in (in millions) $2 0.5% $1 $0 0.0% Q1 2018 Q1 2019 Q1 2018 Q1 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

9 Exhibit 99.2 Appendix

10 Non-GAAP Measures Definitions Exhibit 99.2 We make reference to “segment operating income,” “segment operating margin,” and “free cash flow.” We internally manage our operations by reference to “segment operating income” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

11 Non-GAAP Measures Definitions Cont’d Exhibit 99.2 Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses determined in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

12 Non-GAAP Reconciliations – Segment Operating Exhibit 99.2 Income & Segment Operating Margin Three Months Ended March 31 ($ in millions) 2019 2018 Ingalls revenues 584 585 Newport News revenues 1,265 1,082 Technical Solutions revenues 257 233 Intersegment eliminations (26) (26) Sales and Service Revenues 2,080 1,874 Operating Income 161 191 Operating FAS/CAS Adjustment (34) (72) Non-current state income taxes 2 (2) Segment Operating Income 129 117 As a percentage of sales and service revenues 6.2% 6.2 % Ingalls operating income 46 64 As a percentage of Ingalls revenues 7.9% 10.9 % Newport News operating income 78 51 As a percentage of Newport News revenues 6.2% 4.7 % Technical Solutions operating income 5 2 As a percentage of Technical Solutions revenues 1.9% 0.9%

13 Non-GAAP Reconciliation – Free Cash Flow Exhibit 99.2 Three Months Ended March 31 ($ in millions) 2019 2018 Net cash provided by operating activities 11 120 Less capital expenditures: Capital expenditure additions (110) (75) Grant proceeds for capital expenditures 36 2 Free cash flow (63) 47 13

Exhibit 99.2